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                                                                    Exhibit 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 20, 2001, in Amendment No. 1 to Post Effective Amendment No. 1 to the Registration Statement (Form SB-2 No. 333-55460) and related Prospectus of PODS, Inc. for the registration of $10,000,000 of Series A Subordinated Convertible Debentures, maturing April 15, 2010.

                                                      Ernst & Young LLP

Tampa, Florida
March 20, 2002